UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

PACIFIC CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20 East Carrillo Street, 2nd Floor Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 12, 2010, Mark K. Olson was appointed as Executive Vice President and Chief Financial Officer of Pacific Capital Bancorp (the “Company”) and its wholly-owned subsidiary, Pacific Capital Bank, N.A. (the “Bank”).  Mr. Olson replaces Donald Lafler, who served as interim Chief Financial Officer of the Company and the Bank since January 26, 2010.

Mr. Olson will receive an initial cash salary at an annual rate of $225,000.  Mr. Olson will receive a $100,000 sign-on bonus, subject to normal payroll deductions, of which $50,000 will be paid in the first payroll following his hire date and $50,000 will be paid six months after his hire date.  These amounts will be paid only if Mr. Olson is employed on these days.  Mr. Olson received 30,000 shares of restricted stock of the Company, which shares will vest equally over a three-year period.  The Company will provide Mr. Olson with a relocation allowance up to a maximum of $55,000 for incidental expenses incurred within six months from his date of hire, together with reimbursement of reasonable moving expenses.  Mr. Olson will be eligible for four weeks of vacation per year, and will be eligible to participate in other benefit programs available generally to senior management of the Company and the Bank.

Mr. Olson, 47, joins the Company and the Bank after having served as Vice President and Finance Director at Goldman Sachs Bank, USA, a commercial banking subsidiary of Goldman Sachs Group, Inc, since April 2008.  From June 2005 until March 2008, Mr. Olson served as Director of Finance, Corporate Controller and Treasurer for The Church of Jesus Christ of Latter-day Saints, a non-profit organization.  From January 1991 until May 2005, Mr. Olson held a number of senior financial management positions at Westcorp, a diversified financial services holding company for Western Financial Bank, a federally chartered savings bank, and WFS Financial, a nationwide automobile finance company, prior to its acquisition by Wachovia Corporation.  Mr. Olson is a Certified Public Accountant and worked in the Financial Services Specialty Group of Ernst & Young LLP.  Mr. Olson holds a Bachelor of Science degree in Accounting from Utah State University.

The Company's press release announcing Mr. Olson’s appointment is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

July 15, 2010	By:	/s/ George Leis
George Leis
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 15, 2010.